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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported): November 1, 2001


                         OPHIDIAN PHARMACEUTICALS, INC.
                        -------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                   1-13835           39-1661164
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(State or Other Jurisdiction of    (Commission      (I.R.S. Employer
Incorporation or Organization)     File Number)  Identification Number)



825 Barracks Hill, Charlottesville, VA           22901
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(Address of Principal Executive Offices)      (Zip Code)


Registrant's telephone number, including area code: (804) 984-2409
                                                    ---------------



6320 Monona Drive, Suite 407, Madison WI 53716
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(Former Name or Former Address if Changed Since Last Report)
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Item 8.        Change in Fiscal Year

     As of April 16, 2001, the registrant, Ophidian Pharmaceuticals, Inc. (the "Company") entered into an Agreement and Plan of Merger by and among the Company, Ophidian Holdings, Inc., the wholly owned subsidiary of the Company and Hemoxymed, Inc. which agreement was executed by all the parties (the "Merger"). On November 1, 2001, the Board of Directors of the Company approved a change in its fiscal year end from September 30 to December 31. Since Hemoxymed, Inc. was the accounting acquiror in the Merger, and its fiscal year end was December 31, no transition report is required.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



Date: November 13, 2001


                         OPHIDIAN PHARMACEUTICALS, INC.


                              By:   /s/ Edward J. Leary
                                  ------------------------------
                                    Edward J. Leary
                                    Chief Financial Officer